Benefit Plans - Weighted Average Assumptions Used to Determine Net Periodic Benefit Cost (Details)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Defined Benefit Plan, Weighted Average Assumptions Used in Calculating Net Periodic Benefit Cost [Abstract]
Discount Rate	5.18%	5.50%	6.00%
Rate of compensation increase	3.00%	3.00%	3.00%
Expected long-term return on plan assets	7.75%	7.75%	7.75%